================================================================================
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 of 15 (d)
                     of The Securities Exchange Act of 1934


                                 Date of Report:
                                September 7, 2000



                           IMAGICA ENTERTAINMENT, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Florida                       33-37968-A               59-2762999
--------------------------------------------------------------------------------
(State or other jurisdiction)   (Commission File Number)   (IRS Employer ID No.)


                     1420 SW 12th St., Ocala, Florida 34474
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 352-867-7860




================================================================================

Item 4.  Change in Registrant's Certifying Accountants

     (a) On August 21, 2000 the President of Imagica Entertainment, Inc., (the "Company") received a letter dated July 18, 2000 where in the company's independent auditors BDO Seidman, LLP terminated the client-auditor relationship.

     (b) On July 1, 2000 the Orlando, Florida partners of BDO bought the Orlando, Florida office and are now operating as Gallogly, Fernandez & Riley, LLP. They are an alliance firm of BDO but are no longer owned and operated by BDO Seidman LLP. This was the office that previously provided auditing services to the Company.

     (c) This notification was a complete surprise to the Company. The Company is currently exploring its options to engage independent auditors.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagica Entertainment, Inc.



/s/ Braxton Jones
--------------------------
Braxton Jones
Board of Directors
President